                                                                      EXHIBIT 24
                            CINCINNATI MILACRON INC.
                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, THAT EACH OF THE UNDERSIGNED DIRECTORS AND OFFICERS OF CINCINNATI MILACRON, INC., A DELAWARE CORPORATION WHICH IS PREPARING TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C., UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, A REGISTRATION STATEMENT FOR THE REGISTRATION OF SHARES OF COMMON STOCK, PAR VALUE $1.00 PER SHARE, OF CINCINNATI MILACRON INC., HEREBY CONSTITUTES AND APPOINTS DANIEL J. MEYER, RONALD D. BROWN, AND WAYNE F. TAYLOR, AND EACH OF THEM, HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT, WITH FULL POWER TO ACT WITHOUT THE OTHERS, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN SAID REGISTRATION STATEMENT WHICH IS ABOUT TO BE FILED AND ANY AND ALL SUBSEQUENT EFFECTIVE AND POST-EFFECTIVE AMENDMENTS TO SAID REGISTRATION STATEMENT WITH FULL POWER WHERE APPROPRIATE TO AFFIX THE CORPORATE SEAL OF CINCINNATI MILACRON INC. THERETO AND TO ATTEST SAID SEAL AND TO FILE SAID REGISTRATION STATEMENT AND EACH SUBSEQUENT AMENDMENT SO SIGNED, WITH ALL EXHIBITS THERETO, AND ANY AND ALL DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, AND TO APPEAR BEFORE THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH ANY MATTER RELATING TO SAID REGISTRATION STATEMENT AND ANY AND ALL SUBSEQUENT AMENDMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS), THEREBY GRANTING SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM ANY AND ALL ACTS AND THINGS REQUISITE AND NECESSARY TO BE DONE AS HE MIGHT OR COULD DO IN PERSON, AND HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

  IN WITNESS WHEREOF, EACH OF THE UNDERSIGNED HAS EXECUTED THIS POWER OF ATTORNEY ON THE DATE SET FORTH BESIDE HIS NAME.


             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

/s/
          Daniel J. Meyer            Chairman and Chief Executive  February 14, 1996
____________________________________ Officer and Director
          Daniel J. Meyer

/s/
         Raymond E. Ross             President and Chief           February 14, 1996
____________________________________ Operating Officer and
          Raymond E. Ross            Director

/s/
          Darryl F. Allen            Director                      February 14, 1996
____________________________________
          Darryl F. Allen

/s/
         Neil A. Armstrong           Director                      February 14, 1996
____________________________________
         Neil A. Armstrong


/s/       Lyle Everingham            Director                      February 14, 1996
____________________________________
          Lyle Everingham

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

/s/    Ronald D. Brown               Vice President-Finance         March 14, 1996
____________________________________
        Ronald D. Brown


/s/    Harry A. Hammerly             Director                    February 14, 1996
____________________________________
         Harry A. Hammerly


/s/    James E. Perrella             Director                    February 14, 1996
____________________________________
        James E. Perrella


/s/    Joseph A. Steger             Director                     February 14, 1996
____________________________________
        Joseph A. Steger


/s/    Harry C. Stonecipher         Director                     February 14, 1996
____________________________________
        Harry C. Stonecipher


/s/    Robert P. Lienesch           Controller                      March 14, 1996
____________________________________
        Robert P. Lienesch
